UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 8, 2020

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Item 8.01    Other Events.
In reliance upon the Order of the U.S. Securities and Exchange Commission (“SEC”) issued March 25, 2020 (Release No. 34-88465) (the “Order”) which allows for the delay of certain filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Ashford Inc. (the “Company”) will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 11, 2020, and is furnishing this Current Report on Form 8-K to indicate its reliance on the Order. The Company anticipates filing the Quarterly Report on or before June 25, 2020, which is 45 days after the original due date of the Quarterly Report.

The Company is currently unable to timely prepare and review the Quarterly Report due to circumstances related to COVID-19, including disruptions to the Company’s operations and business, the Company’s key accounting personnel responsible for assisting the Company in the preparation of its financial statements now being required to work remotely, and reductions in headcount and furloughs of accounting personnel.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor:

The outbreak of the novel coronavirus (COVID-19) has and will continue to materially adversely affect our business.

We provide services primarily to clients in the hospitality industry. As a result, our business has been materially adversely affected by the impact of, or the public perception of a risk of, a pandemic disease on the travel and hospitality industry. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Our clients Ashford Trust and Braemar have reported that the negative impact on room demand within their respective portfolios stemming from the novel coronavirus (COVID-19) is significant, which has resulted and will likely continue to result in significantly reduced occupancy and RevPAR. Furthermore, the prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts, including the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us, our supply chain and others that we work with or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. As such, the impact these restrictions and preferences may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will likely be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety, has further affected our clients’ businesses, and thereby materially adversely affected our business, particularly with respect to: (i) base and incentive fees paid to us by our clients under our advisory agreements (which depend in part on our clients’ market capitalization and business performance); and (ii) revenue generated by our JSAV, Premier and Remington businesses, which depend in part on occupancy levels and operating performance at our clients’ hotels. These factors may cause us to record significant goodwill impairments with respect to reporting units including JSAV, Premier and Remington.
Cautionary Note Regarding Forward-Looking Statements

Certain statements and assumptions in this current report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: the impact of the novel strain of coronavirus (COVID-19) on our business; our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements or restructure existing property level indebtedness; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this current report are only made as of the date of this current report. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 8, 2020

ASHFORD INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer